                                                                       EXHIBIT 1

                       THE BANK OF NEW YORK COMPANY, INC.
                     Retail Medium-Term Note/SM/ Securities
                         Subordinated Medium-Term Notes
                   Due Nine Months or More From Date of Issue


                             DISTRIBUTION AGREEMENT


                                                                  August 1, 1995

Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Dear Sirs:

     The Bank of New York Company, Inc., a New York corporation (the "Company"), confirms its agreement with Smith Barney Inc. (the "Agent") with respect to the issue and sale by the Company of its Subordinated Retail Medium-Term Notes, Series C described herein (the "Notes"). The Notes are to be issued pursuant to an indenture (the "Indenture") dated as of October 1, 1993 between the Company and NationsBank of Georgia, National Association, as trustee (the "Trustee").
As of the date hereof, the Company has authorized the issuance and sale of up to an aggregate initial offering price not to exceed U.S. $450,000,000 (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign currencies or currency units as the Company shall designate at the time of issuance) of Notes to or through the Agent pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold through or to the Agent pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

     This Agreement provides both for the sale of Notes by the Company directly to purchasers, in which case the Agent will act as agent of the Company in soliciting Note purchasers, and (as may from time to time be agreed to by the Company and the Agent) to the Agent as principal for resale to purchasers.

     The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (No. 33-50333) for the registration of, among other securities, debt securities, including the Notes, under the Securities Act of 1933 (the "1933 Act") and the offering thereof from time to time in

________________
/SM/  Servicemark of Smith Barney Inc.
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accordance with Rule 415 of the rules and regulations of the SEC under the 1933
Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the SEC and the Indenture has been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included as an exhibit) and the prospectus constituting a part of Registration Statement No. 33-50333, and any prospectus supplements relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934 (the "1934 Act") or the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Agent by the Company for use in connection with the offering of the Notes which is not required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

SECTION 1.  Appointment as Agent.
            --------------------

     (a) Appointment of Agent.  Subject to the terms and conditions stated
         --------------------
herein, the Company hereby appoints the Agent as its agent for the purpose of soliciting purchases of the Notes from the Company by others and agrees that whenever the Company determines to sell Notes directly to the Agent as principal for resale to others, it will enter into a Terms Agreement (hereafter defined) relating to such sale in accordance with the provisions of Section 3(b) hereof. The Agent is authorized to appoint sub-agents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes. The Company may also sell Notes directly to investors on its own behalf including to agents that are not party to this Agreement and may enter into agreements similar to this Agreement with other parties, provided, however, that the
                                              --------  -------
Company shall notify the Agent upon entering into any such agreement that is substantially similar to this Agreement.

     (b) Best Efforts Solicitations; Rights to Reject Offers.  Upon receipt of
         ---------------------------------------------------
instructions from the Company, the Agent will use its best efforts to solicit purchases of such principal amount of the Notes as the Company and the Agent shall agree upon from time to time during the term of this Agreement, it being understood that the Company shall not approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time. The Agent will communicate to the Company, orally or in writing, each offer to purchase Notes, other than those offers rejected by the Agent. The Agent shall have the

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right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of the Agent's agreement contained herein. The Company may accept or reject any proposed purchase of the Notes, in whole or in part.

     (c) Solicitations as Agent; Purchases as Principal.  In soliciting
         ----------------------------------------------
purchases of the Notes on behalf of the Company, the Agent shall act solely as agent for the Company and not as principal. The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by the Agent and accepted by the Company. The Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. The Agent shall not have any obligation to purchase Notes from the Company as principal, but the Agent may agree from time to time to purchase Notes as principal. Any such purchase of Notes by the Agent as principal shall be made pursuant to a Terms Agreement in accordance with Section 3(b) hereof.

     (d) Reliance.  The Company and the Agent agree that any Notes the placement
         --------
of which the Agent arranges shall be placed by the Agent, and any Notes purchased by the Agent shall be purchased, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.  Representations and Warranties.
            ------------------------------

     (a) The Company represents and warrants to the Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether through the Agent as agent or to the Agent as principal), as of the date of each delivery of Notes (whether through the Agent as agent or to the Agent as principal (the date of each such delivery to the Agent as principal being hereafter referred to as a "Settlement Date"), and as of the times referred to in Section 7(b) hereof (in each case the "Representation Date") as follows:

               (i) Due incorporation.  Each of the Company and The Bank of New
                   -----------------
     York (the "Bank") has been duly organized and is validly existing as a corporation or banking corporation, as the case may be, and is an existing corporation or banking corporation, as the case may be, in good standing under the laws of the State of New York.

               (ii) Registration Statement and Prospectus.  The Registration
                    -------------------------------------
     Statement and the Prospectus, at the time the Registration Statement became effective, conformed, and as of the applicable Representation Date will conform, in all

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     material respects to the requirements of the 1933 Act, the rules and regulations of the SEC thereunder (the "Regulations") and the 1939 Act.
     The Registration Statement, at the time the Registration Statement became effective, did not, and as of the applicable Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus at the time the Registration Statement became effective did not, and as of the applicable Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this
     --------  -------
     subsection shall not apply to any statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Agent expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act ("Form T-1") of the Trustee.

               (iii)    Incorporated Documents.  The documents incorporated by
                        ----------------------
     reference in the Prospectus, at the time they were or hereafter are filed with the SEC, conformed and will conform in all material respects to the requirements of the 1933 Act and the Regulations or the 1934 Act and the rules and regulations thereunder (the "1934 Act Regulations"), as applicable, and, when read together and with the other information in the Prospectus, at the time the Registration Statement became, and any amendments thereto become, effective, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; provided, however, that the representations and warranties in
                 --------  -------
     this subsection shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by the Agent expressly for use in the Registration Statement or Prospectus.

               (iv) Material Change.  Since the respective dates as of which
                    ---------------
     information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in the credit-worthiness of the Company and its subsidiaries on a consolidated basis, other than as set forth or contemplated in the Prospectus.

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          (v) No Defaults; Regulatory Approvals.  The issue and sale of the
              ---------------------------------
     Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture, this Agreement and each applicable Terms Agreement, if any, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, contract, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation by the Company of the provisions of the Certificate of Incorporation, as amended, or By-Laws of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its properties, and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Notes or the consummation of the other transactions contemplated by this Agreement or any Terms Agreement or the Indenture, except such as may be required under the 1933 Act, the 1939 Act and the Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Agent.

               (vi) Authorization and Validity.  The Notes have been duly
                    --------------------------
     authorized for issuance and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and of the Indenture against payment of the consideration therefor specified herein, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and qualified under the 1939 Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Notes of any particular issuance of Notes will conform to the descriptions thereof in the Prospectus.

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          (vii)    Capitalization.  All of the issued shares of capital stock of
                   --------------
     the Bank have been duly and validly authorized and issued, are fully paid and non-assessable (except as provided in Article III of the Banking Law of the State of New York) and are owned by the Company, free and clear of all liens, encumbrances, equities or claims.

               (viii)   Legal Proceedings.  Except as otherwise disclosed in the
                        -----------------
     Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries, which might result in any material adverse change in the financial condition, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise.

     (b) Additional Certifications.  Any certificate signed by any officer of
         -------------------------
the Company and delivered to the Agent or to counsel for the Agent in connection with an offering of Notes or the sale of Notes to the Agent as principal shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby on the date of such certificate and at each Representation Date referred to in Section 2(a) hereof subsequent thereto.

SECTION 3.  Solicitations as Agent; Purchases as Principal.
            ----------------------------------------------

     (a) Solicitations as Agent.  On the basis of the representations and
         ----------------------
warranties herein contained, but subject to the terms and conditions herein set forth, the Agent agrees, as an agent of the Company, to use its best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus.

     The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through the Agent, as agent, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised the Agent that such solicitation may be resumed.

     The Company agrees to pay the Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by the Agent as set forth in Schedule A hereto. The Agent may re-allow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes, provided, however, that the Agent
                                 --------  -------
shall obtain the prior written consent of the Company to any such reallowance.

     The purchase price, interest rate, maturity date and other terms of the Notes shall be agreed upon by the Company and the Agent and set forth in a pricing supplement to the Prospectus to be prepared following each acceptance by the Company of an offer for the purchase of Notes. Except as may be otherwise provided in such supplement to the Prospectus (i.e., in the case of foreign
                                               ----
currency denominated Notes) the Notes will be issued in denominations of U.S. $1,000 or any amount in excess thereof which is an integral multiple of U.S. $1,000. All Notes sold through the Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and the Agent.

     (b) Purchases as Principal.  Each sale of Notes to the Agent as principal
         ----------------------
shall be made in accordance with the terms contained herein and (unless the Company and the Agent shall otherwise agree) pursuant to a separate agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, the Agent. Each such separate agreement (which may be an oral agreement promptly confirmed in writing as described below) between the Agent and the Company is herein referred to as a "Terms Agreement". Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any applicable Terms Agreement between the Company and the Agent. Each such Terms Agreement, whether oral (and promptly confirmed in writing, which may be by facsimile transmission) or in writing, shall be with respect to such information (as applicable) as is specified in Annex I hereto. The Agent's commitment to purchase Notes as principal pursuant to any Terms Agreement (or otherwise) shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by the Agent pursuant thereto, the price to be paid to the Company for such Notes (which, if not so specified in a Terms Agreement, shall be at a discount equivalent to the applicable commission set forth on Schedule A to the applicable Terms Agreement), the time and place of delivery of and payment for such Notes, any provision relating to rights of and defaults by purchasers acting together with the Agent in the reoffering of the Notes and such other provisions (including further terms of the Notes) as may be mutually agreed upon. The Agent is authorized to utilize a selling or dealer group in connection with the resale of the Notes purchased, provided, however, that the Agent shall obtain the prior
                     --------  -------
written consent of the Company to such utilization. Such Terms Agreement shall also specify the requirements, if any, for the opinions of counsel, letters of the Company's independent

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public accountants and officer's certificate pursuant to Sections 7(b), 7(c) and
7(d) hereof.

     (c) Administrative Procedures.  Administrative procedures with respect to
         -------------------------
the sale of Notes shall be agreed upon from time to time by the Agent and the Company (the "Procedures"). The Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4.  Covenants of the Company.
            ------------------------

     The Company covenants with the Agent as follows:

     (a) Notice of Certain Events.  The Company will notify the Agent
         ------------------------
immediately (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the SEC for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, (iv) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Notice of Certain Proposed Filings.  The Company will give the Agent
         ----------------------------------
notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rate of the Notes), whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish the Agent with copies of any such amendment or supplement or other documents so filed upon the filing thereof.

     (c) Copies of the Registration Statement and the Prospectus.  The Company
         -------------------------------------------------------
will deliver to the Agent as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agent may reasonably request. The Company will furnish to the Agent as many copies of the Prospectus (as amended or supplemented) as the Agent shall reasonably request so long as the Agent is required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

     (d) Revisions of Prospectus -- Material Change.  If at any time when the
         ------------------------------------------
Prospectus is required by the 1933 Act to be delivered in connection with sales of the Notes any event shall occur or condition exist as a result of which it is necessary to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, immediate notice shall be given, and confirmed in writing, to the Agent to cease the solicitation of offers to purchase the Notes in its capacity as agent and to cease sales of any Notes it may then own as principal, and the Company will promptly prepare and file with the SEC such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

     (e) Prospectus Revisions -- Periodic Financial Information.  On or prior to
         ------------------------------------------------------
the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, and prior to the filing of the Forms 10-Q or 10-K with respect to such quarters or fiscal years, the Company shall furnish such information to the Agent, confirmed in writing, and shall cause the Prospectus to incorporate by reference capsule financial information with respect to the results of operations of the Company for the period between the end of the preceding fiscal year and the end of such quarter or for such fiscal year, as the case may be, and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the 1933 Act or the Regulations; provided,
                                                                    --------
however, that if on the date of such release the Agent shall have suspended
-------
solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company, and the Agent shall not then hold any Notes as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with the Agent, and provided further that this covenant shall
                                    --------
not
obligate the Company to incorporate financial information or discussion other than that contained in its regular earnings press release with respect to such quarter or year.

     (f) Prospectus Revisions -- Audited Financial Information.  On or prior to
         -----------------------------------------------------
the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the Regulations; provided,
                                                                       --------
however, that if on the date of such release the Agent shall have suspended
-------
solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company, and the Agent shall not then hold any Notes as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with the Agent.

     (g) Earnings Statements.  The Company will make generally available to its
         -------------------
security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (which need not be audited) in form complying with the provisions of Rule 158 under the 1933 Act, covering each twelve-month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

     (h) Blue Sky Qualifications.  The Company will endeavor, in cooperation
         -----------------------
with the Agent, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agent may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however,
                                                           --------  -------
that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

     (i) 1934 Act Filings.  The Company, during the period when the Prospectus
         ----------------
is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act.

     (j) Stand-Off Agreement.  Between the date of any Terms Agreement and the
         -------------------
Settlement Date with respect to such Terms Agreement, the Company will not, without the prior consent of the Agent, which consent shall not be unreasonably withheld, offer or sell in the United States, or enter into any agreement to sell in the United States, any debt securities of the Company (other than the Notes) which are substantially similar to the Notes except as may otherwise be provided in any such Terms Agreement.

     (k) Annual Reports.  The Company will furnish to the Agent, at the earliest
         --------------
time the Company makes the same available to others, copies of its annual reports and other financial reports furnished or made available to the public generally.

SECTION 5.  Conditions of Obligations.
            -------------------------

     The obligations of the Agent to solicit offers to purchase the Notes as agent of the Company, the obligations of any purchasers of the Notes sold through the Agent as agent, and any obligation of the Agent to purchase Notes pursuant to a Terms Agreement (or otherwise), will be subject to the accuracy of the representations and warranties on the part of the Company herein and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

     (a) Legal Opinions.  On the date the program commences (the "Commencement
         --------------
Date"), the Agent shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agent:

          (1) Opinion of Company Counsel.  The opinion of Paul A. Immerman,
              --------------------------
     Esq., Senior Counsel to the Company, to the effect that:

                    (i) Each of the Company and the Bank has been duly incorporated and is an existing corporation or banking corporation, respectively, in good standing under the laws of the State of New York and the Company has the corporate power and authority to own its properties and conduct its business as described in the Prospectus as supplemented or amended.

                    (ii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                    (iii) The Notes have been duly authorized and established in conformity with the Indenture, and when the terms of a particular Note and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture and such Note has been duly prepared, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with this Agreement, such Note will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                    (iv) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company on or prior to the date of such opinion under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Notes by the Company to or through the Agent, in accordance with this Agreement, have been obtained or made (except that such counsel need express no opinion with respect to state securities laws).

                    (v) This Agreement has been duly authorized, executed and delivered by the Company.

                    (vi) The execution and delivery by the Company of the Indenture and this Agreement do not, and the completion, execution and issuance of each particular Note in accordance with the Indenture, the sale by the Company of such Note in accordance with this Agreement and the performance by the Company of its obligations under the Indenture, this Agreement and such Note will not violate the Company's Certificate of Incorporation, or By-Laws, in each case as in effect at the date of such opinion, or violate any existing Federal law of the United States or law of the State of New York (except that such counsel need express no opinion with respect to federal or state securities laws, other antifraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and laws that restrict transactions between U.S. persons and citizens of foreign countries or other jurisdictions and related laws, and insofar as performance by the Company of its obligations under the Indenture, this Agreement and the Notes is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights).

                    (vii) Each part of the Registration Statement, when such part became effective, and the Prospectus (other than the financial statements and other financial and statistical data therein, as to which such counsel need express no opinion) appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Notes, to the requirement of the 1933 Act, the 1939 Act and the applicable rules and regulations of the SEC thereunder; further, nothing which came to their attention in the course of their review (as described in such opinion) has caused them to believe that, insofar as relevant to the offering of the Notes, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and other financial and statistical data therein, as to which such counsel need express no opinion) contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel do not know of any litigation or any governmental proceeding instituted or threatened against the Company or the Bank that would be required to be disclosed in the Prospectus and is not so disclosed, and do not know of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Prospectus and are not so summarized. Such counsel may state that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Debt Securities" and "Plan of Distribution" in the Prospectus and under the captions "Description of Retail Medium-Term Notes" and "Plan of Distribution of Retail Medium-Term Notes" in the Prospectus Supplement insofar as they relate to provisions of documents therein described and that they do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to the statement of the eligibility of the Trustee.

     In providing such opinion, such counsel may assume, in connection with the opinion set forth in paragraph (iii) above, that at the time of issuance, sale and delivery of each particular Note the authorization of the Notes will not have been modified or rescinded and, with respect to each Note, that such Note will conform to the draft form of the Notes examined by such counsel. Such counsel may also assume in connection with such opinion that at the time of the issuance, sale and delivery of each particular Note there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Note and that the issuance, sale and delivery of such Note, all of the terms of such Note and the performance by the Company of its obligations thereunder will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in a default under or a breach of any agreement or instrument then binding upon the Company. Such counsel may state in rendering the opinion set forth in paragraph (iii) above that, as of the date of such opinion, a judgment for money in an action based on Notes denominated in foreign currencies or currency units in a Federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars and that the date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Note is denominated into United States dollars will depend upon various factors, including which court renders the judgment. In the case of a Note denominated in a foreign currency, a state court in the State of New York rendering a judgment on such Note would be required under Section 27 of the New York Judiciary Law to render such judgment in the foreign currency in which the Note is denominated, and such judgment would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment.

          (2)  Opinion of Special Counsel to the Company.  The opinion of
               -----------------------------------------
     Sullivan & Cromwell, special counsel to the

     Company, as to the Registration Statement, the Prospectus and such other matters as the Agent may reasonably request.

          (3)  Opinion of Counsel to the Agent.  The opinion of Brown & Wood,
               -------------------------------
     counsel to the Agent, with respect to such matters as the Agent may reasonably request.

     (b) Officer's Certificate.  On the Commencement Date the Agent shall have
         ---------------------
received a certificate of an officer of the Company satisfactory to the Agent, dated as of the date hereof, as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the date hereof and as to such other matters as the Agent may reasonably request, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the SEC.

     (c) Comfort Letter.  On the Commencement Date and on each  Settlement Date
         --------------
relating to a Terms Agreement if called for by such Terms Agreement, the Agent shall have received letters from the Company's independent public accountants, dated as of the date hereof or such Settlement Date and in form and substance satisfactory to the Agent, to the effect set forth in Annex II.

     (d) At the Commencement Date and at each Settlement Date with respect to any applicable Terms Agreement, your counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to you and your counsel.

     (e) Conditions to Purchase.  Prior to such solicitation or purchase, as the
         ----------------------
case may be, other than a purchase by the Agent pursuant to a Terms Agreement:

               (i) there shall not have occurred any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in the judgment of the Agent after consultation with the Company, is material and adverse and that makes it, in the judgment of the Agent, impracticable to market the Notes or deliver Notes to the purchaser on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented; and

               (ii) there shall not have occurred any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

except, in each case described in paragraph (i) or (ii) above, as disclosed to the Agent in writing by the Company prior to such solicitation or, in the case of a purchaser of Notes, as disclosed to the relevant purchaser before the offer to purchase such Notes was made.

     The Company acknowledges that the Agent shall not have any duty or obligation to exercise the judgment described in paragraphs (i) and (ii) above on behalf of any purchaser of Notes other than the Agent.

     If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the Agent, any applicable Terms Agreement) may be terminated by the Agent by notice to the Company at any time, and any such termination shall be without liability of any party to any other party, except that the covenant under Section 4(g) hereof, the provisions concerning payment of expenses under Section 9 hereof, the indemnity and contribution agreement set forth in Section 8 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 10 hereof and the provisions set forth under "Parties" of
Section 14 hereof shall remain in effect.

SECTION 6.  Delivery of and Payment for Notes Sold through
            ----------------------------------------------
            the Agent.
            ---------

     Delivery of Notes sold through the Agent as agent shall be made by the Company to the Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Agent shall promptly notify the Company and deliver the Note to the Company, and, if the Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to the Agent. If such failure shall have occurred for any reason other than default by the Agent to perform its obligations under this

Agreement, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

SECTION 7.  Additional Covenants of the Company.
            -----------------------------------

     The Company covenants and agrees with the Agent that:

     (a) Reaffirmation of Representations and Warranties.  Each acceptance by it
         -----------------------------------------------
of an offer for the purchase of Notes, and each delivery of Notes to the Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the Agent, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

     (b) Subsequent Delivery of Certificates.  Each time that the Registration
         -----------------------------------
Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of Notes or a change in the principal amount of Notes remaining to be sold or similar changes, and, unless the Agent shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes) or there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement, unless the Agent shall otherwise specify) or, if required pursuant to the terms of a Terms Agreement, the Company sells Notes to the Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished to the Agent forthwith a certificate dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale as the case may be, in form satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which were last furnished to the Agent are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except, that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate, provided, however, that if the Agent has
                                      --------  -------
suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company, and the Agent shall not hold any Notes as principal, the Company shall not be obligated so to furnish the Agent with a certificate or certificates until such time as the Company shall determine that the solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with the Agent.

     (c) Subsequent Delivery of Legal Opinions.  Each time that the Registration
         -------------------------------------
Statement or the Prospectus shall be amended or supplemented or there is filed with the SEC any document incorporated by reference into the Prospectus (other than by an amendment or supplement (i) providing solely for a change in the interest rates of the Notes or a change in the principal amount of Notes remaining to be sold or similar changes or (ii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, and, unless the Agent shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes) or, if so indicated in the applicable Terms Agreement, the Company sells Notes to the Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to the Agent and counsel to the Agent a written opinion of Paul A. Immerman, Esq., Senior Counsel to the Company, or other counsel satisfactory to the Agent, dated the date of delivery of such opinion, in form satisfactory to the Agent, of the same tenor as the opinion referred to in Section 5(a)(1) hereof, and such other opinions provided for in Section 5(a) as the Agent may request, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agent shall furnish the Agent with a letter to the effect that the Agent may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); provided, however,
                                                           --------  -------
that if the Agent shall have suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company, and the Agent shall not hold any Notes as principal the Company shall not be obligated so to furnish the Agent with an opinion or opinions until such time as the Company shall determine that the solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with the Agent.

     (d) Subsequent Delivery of Comfort Letters.  Each time that the
         --------------------------------------
Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information or, if so indicated in the applicable Terms Agreement, the Company sells Notes to the Agent pursuant to a Terms Agreement, the Company shall cause the Company's independent public accountants forthwith to furnish the Agent a letter, dated the date of filing of such amendment, supplement or document with the SEC, or the date of such sale, as the case may be, in form satisfactory to the Agent, of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of Annex II hereto but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Annex II with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; and provided,
                                                                    --------
further, that if the Registration Statement or the Prospectus is amended or
-------
supplemented solely to include financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Agent, such letter should cover such other information; provided, however, that if the Agent shall have suspended solicitation of
--------  -------
purchases of the Notes in its capacity as agent pursuant to a request from the Company, and the Agent shall not hold any Notes as principal, the Company shall not be obligated so to furnish the Agent with a letter or letters until such time as the Company shall determine that the solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with the Agent in which such letter or letters are required.

SECTION 8.  Indemnity and Contribution.
            --------------------------

     (a) The Company will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities to which the Agent may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) and any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent for any legal or other expenses reasonably incurred, as incurred, by the Agent in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the
--------  -------
extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) and any other prospectus relating to the Notes, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein.

     (b) The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) and any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) and any other prospectus relating to the Notes, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred, as incurred, by the Company in connection with investigating or defending any such action or claim.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnifying party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total commissions or discounts received by the Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Notes purchased by or through it were sold exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the 1933 Act; and the obligations of the Agent under this Section 8 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.

SECTION 9.  Payment of Expenses.
            -------------------

     The Company covenants and agrees with the Agent that, unless otherwise agreed, the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Notes under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to you and dealers; (ii) the cost of typing and reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Notes; (iii) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws as provided in Section 4(h) hereof, including the reasonable fees and disbursements of counsel for the Agent incurred from time to time in connection with the transactions contemplated hereby; (iv) any fees charged by securities rating services for rating the Notes; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc., of the terms of the sale of the Notes;
(vi) the cost of preparing the Notes; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Section 8 hereof, the Agent will pay all of its own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Notes by them, and any advertising expenses connected with any offers they may make.

SECTION 10.  Representations, Warranties and Agreements
             ------------------------------------------
             to Survive Delivery.
             -------------------

     All representations, warranties and agreements contained in this Agreement or any Terms Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent or any controlling person of the Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

SECTION 11.  Termination.
             -----------

     (a) Termination of this Agreement.  This Agreement (excluding any Terms
         -----------------------------
Agreement) may be terminated for any reason, at any time by either the Company as to the Agent or the Agent as to itself upon the giving of 30 days' written notice of such termination to the Agent or the Company, as the case may be.

     (b) Termination of a Terms Agreement.  The Agent may terminate any Terms
         --------------------------------
Agreement, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which is in the judgment of the Agent after consultation with the Company so material and adverse as to make it impracticable or inadvisable to proceed with the delivery of the Notes to which such Terms Agreement relates on the terms and in the manner contemplated in the Prospectus and such Terms Agreement or (ii) if subsequent to the date of the Terms Agreement there has occurred any of the following: (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (B) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a banking moratorium by the relevant authority in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable; or (C) any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which shall be such as to make it, in the judgment of the Agent after consultation with the Company, impracticable to market the Notes or enforce contracts for the sale of the Notes to which such Terns Agreement relates on the terms and in the manner contemplated in the Prospectus and such Terms Agreement; or (iii) if subsequent to the date of the Terms Agreement there has occurred any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

     (c) General.  In the event of any such termination with respect to the
         -------
Agent, neither the Company nor the Agent will have any liability to the other, except that (i) the Agent shall be entitled to any commission earned in accordance with the third paragraph of Section 3(a) hereof, (ii) if at the time of termination (a) the Agent shall own any Notes purchased pursuant to a Terms Agreement with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(g) hereof, the provisions of Section 9 hereof, the indemnity and contribution agreements set forth in Section 8 hereof, and the provisions of Sections 10, 13 and 14 hereof shall remain in effect.

SECTION 12.  Notices.
             -------

     Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

          If to the Company:

               The Bank of New York Company, Inc.
               48 Wall Street
               New York, New York  10286
               Attention:  Secretary
               Facsimile Number: (212) 495-2546

          If to the Agent:

               Smith Barney Inc.
               388 Greenwich Street
               New York, New York  10013
               Attention:

               Facsimile Number:  (212)

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 12.

SECTION 13.  Governing Law.
             -------------

     This Agreement and any Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 14.  Parties.
             -------

     This Agreement and any Terms Agreement shall inure to the benefit of and be binding upon the Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.  Counterparts.
             ------------

     This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company two counterparts hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agent and the Company in accordance with its terms.

                                          Very truly yours,

                                          THE BANK OF NEW YORK COMPANY, INC.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:



Accepted as of the date set forth above:

SMITH BARNEY INC.



By:
    ---------------------------------
    Name:
    Title:

                                                                         ANNEX I


                       THE BANK OF NEW YORK COMPANY, INC.

                            (A New York corporation)

                         Subordinated Medium-Term Notes

                                TERMS AGREEMENT


                                                                _________, 19 __

The Bank of New York Company, Inc.
48 Wall Street
New York.  New York 10015

Attention:

                Re: Distribution Agreement dated August __, 1995

     The undersigned agrees to purchase the following principal amount of Notes with the terms indicated below:

     $ ________________________ (or principal amount of other Specified
     Currency)

     Interest Rate:

          If Fixed Rate Note, Interest Rate:

          If Floating Rate Note:
               Interest Rate Basis:
               Initial Interest Rate:
               Initial Interest Reset Date:
               Spread or Spread Multiplier, if any:
               Interest Rate Reset Month(s):
               Interest Payment Month(s):
               Index Maturity:
               Maximum Interest Rate, if any:
               Minimum Interest Rate, if any:
               Interest Rate Reset Period:
               Interest Payment Period:
               Interest Payment Date:
               Calculation Agent:

          If Redeemable:

               Initial Redemption Date:
               Initial Redemption Percentage:
               Annual Redemption Percentage Reduction:

          If Repayable:

               Initial Repayment Date:

     Date of Maturity:
     Purchase Price: ___%
     Settlement Date and Time:
     Currency of Denomination:
     Denominations (if currency is other
      than U.S. dollar):
     Currency of Payment:
     OID Terms:
     Additional Terms:

     Exceptions, if any, to Section 4(j) of the Distribution Agreement:

     [The certificate referred to in Section 7(b) of the Distribution Agreement, the opinions referred to in Section 7(c) of the Distribution Agreement and the accountants' letter[s] referred to in Section 7(d) of the Distribution Agreement shall be delivered as a condition to settlement.]

                                              SMITH BARNEY INC.



                                              By:
                                                  ----------------------------
Accepted:

THE BANK OF NEW YORK COMPANY, INC.



By:
    ----------------------------
     Title:

Schedule A



                 Term                    Commission Rates
                 ----                    ----------------
From 9 months but less than 1 year.....        0.20%
From 1 year but less than 2 years......        0.40
From 2 years but less than 3 years.....        0.60
From 3 years but less than 4 years.....        0.75
From 4 years but less than 5 years.....        1.00
From 5 years but less than 6 years.....        1.59
From 6 years but less than 7 years.....        2.00
From 7 years but less than 10 years....        2.25
From 10 years but less than 15 years...        2.50
From 15 years but less than 20 years...        2.75
From 20 years but less than 30* years..        3.00

____________
* With respect to each Note with a term in excess of 30 years from the date of issue, the commission payable to the Agent with respect to each such Note sold as a result of a solicitation made by the Agent will be agreed to by the Company and the Agent at the time of such sale.

                                                                        ANNEX II

     Pursuant to Section 5(c) of the Distribution Agreement, the Company's independent public accountants shall provide a comfort letter to the effect that:

               (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable published rules and regulations thereunder, and the answer to
     Item 10 of the Registration Statement is correct insofar as it relates to them;

               (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act, as applicable, and the published rules and regulations thereunder; and they have made a review of the interim financial information of the Company and its subsidiaries for the periods specified in such letter in accordance with standards established by the American Institute of Certified Public Accountants:

               (iii) On the basis of limited procedures, not constituting an audit, consisting of a limited review of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited information with respect to the annual consolidated results of operations and financial position for fiscal years which was included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year does not agree with the corresponding amounts in the audited consolidated financial statements for such fiscal years which was included or incorporated by reference in the Company's Annual Reports on Form 10-K for the last three fiscal years:

               (B) the unaudited information with respect to the annual consolidated results of operations and financial position for such fiscal years which was included or incorporated by reference in the Prospectus does not agree with the corresponding amounts in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for the last three years;

               (C) the unaudited consolidated financial statements included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and published rules and regulations thereunder or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited financial data included in the Prospectus as at any time, or for any period ending, after the end of the latest interim period covered by a Quarterly Report on Form 10-Q of the Company do not agree with the corresponding amounts in the unaudited consolidated financial statements from which such data are derived:

               (E) the unaudited financial data included in the Prospectus do not agree with the corresponding amounts in the unaudited financial statements which were not included in the Prospectus but from which were derived such financial data:

               (F) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest audited financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated shareholders' equity or allowance for loan losses, in each case as compared with amounts shown in the latest consolidated statement of condition included or incorporated by reference in the Prospectus except in each case for changes which the Prospectus discloses have occurred or may occur or which are described in such letter: and

               (G) for the period from the date of the latest complete consolidated financial statements included or incorporated by reference in the Prospectus to the specified date referred to in (F) above there were any decreases in consolidated net interest income, net interest income after provision for loan losses, or the total or fully-diluted per share amounts of net income of the Company, in each case as compared with the comparable period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

               (iv) In addition to the examination referred to in their reports included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books inquiries and other procedures referred to in subparagraph (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Agent which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), in exhibits to the Registration Statement specified by the Agent or in documents incorporated by reference in the Prospectus specified by the Agent, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.